Exhibit 10.5

STOCKHOLDERS’ AGREEMENT

BETWEEN

PCI MEDIA, INC.

AND

THE STOCKHOLDERS LISTED ON THE SIGNATURE PAGES HERETO

Dated as of [                    ], 2019

ii

STOCKHOLDERS’ AGREEMENT

This STOCKHOLDERS’ AGREEMENT (this “Agreement”), dated as of [                    ], 2019, is by and between PCI Media, Inc., a Delaware corporation (the “Company”), and the Persons identified as Stockholders on the signature pages hereto (the “Stockholders”).

RECITALS

A. Pursuant to the Contribution Agreement, dated as of [                    ], 2019 (the “Contribution Agreement”), between the Company and each of the members of Psyop Media Company, LLC (other than AADE and Psyop, Inc.), at the Effective Time (as defined in the Contribution Agreement), such members are exchanging all of their units representing membership interests in Psyop Media Company, LLC for shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), as further provided therein, in connection with the Company’s initial public offering.

B. Pursuant to the Agreement and Plan of Merger, dated as of [                    ], 2019 (the “AADE Merger Agreement”), by and among the Company, AADE and the sole stockholder of AADE, at the Effective Time (as defined in the AADE Merger Agreement), AADE shall be merged with and into the Company and all of the shares of capital stock of AADE shall be converted into the right to receive shares of Common Stock, as further provided therein.

C. Pursuant to the Agreement and Plan of Merger, dated as of [                    ], 2019 (the “Psyop, Inc. Merger Agreement”), by and among the Company, Psyop, Inc., the shareholders of Psyop, Inc. and the Shareholders’ Representative (as defined in the Psyop, Inc. Merger Agreement), at the Effective Time (as defined in the Psyop, Inc. Merger Agreement), Psyop shall be merged with and into the Company and all of the shares of capital stock of Psyop shall be converted into the right to receive shares of Common Stock, as further provided therein.

D. Pursuant to Articles of Dissolution to be filed by Psyop Services on the closing date of the Company’s initial public offering and the related Written Consent of the Members of Psyop Services, dated as of [                    ], 2019 (the “Psyop Services Member Consent”), Psyop Services shall be dissolved and the shares of Common Stock received by Psyop Services pursuant to the Contribution Agreement shall be distributed to the members of Psyop Services, as further provided therein.

E. The parties are entering into this Agreement as required by the Contribution Agreement, the AADE Merger Agreement, the Psyop, Inc. Merger Agreement and the Psyop Services Member Consent.

In consideration of the mutual covenants contained in this Agreement, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I

CERTAIN DEFINITIONS

Capitalized terms used herein shall have the respective meanings set forth in Schedule A.

ARTICLE II

FOUNDERS COMMITTEE

2.1    Formation; Membership. The Stockholders hereby form a committee (the “Founders Committee”) comprised of three of the Founders, which committee will exercise the rights permitted or required to be exercised by the Founders Committee hereunder. On the date of this Agreement, the three Founders serving on the Founders Committee are Eben Mears, Robert Todd Mueller and Marco Spier. Any member of the Founders Committee may resign from such position by delivering written notice of such resignation to the Company and the other members of the Founders Committee. In the event of any vacancy on the Founders Committee for any reason other than a resignation, the remaining members of the Founders Committee shall provide the Company with written notice of such vacancy within three Business Days of its occurrence. Any vacancy in any of the three positions on the Founders Committee may be filled by the approval of a Majority-in-Interest of the Founders; provided that only a Founder may serve on the Founders Committee.

2.2    Actions by the Founders Committee. Any decision, act, consent or instruction of the Founders Committee must be approved in writing by a majority of the Founders then serving on the Founders Committee; provided, however, that (a) if there are only two Founders serving on the Founders Committee at any time, any such decision, act, consent or instruction must be approved in writing by both of the Founders then serving on the Founders Committee and (b) if there is only one Founder serving on the Founders Committee at any time, any such decision, act, consent or instruction must be approved in writing by the sole Founder serving on the Founders Committee. The Company may conclusively rely upon any such decision, act, consent or instruction for purposes of this Agreement. No member of the Founders Committee will be held liable by any Stockholder for actions or omissions in exercising or failing to exercise all or any of the power and authority of the Founders Committee pursuant to this Agreement, except in the case of bad faith or willful misconduct by such member. Each Founder will jointly and severally indemnify and defend each member of the Founders Committee from any losses arising out of a Founder serving as a member of the Founders Committee hereunder, except in the case of bad faith or willful misconduct by such member.

2.3    Consents and Waivers. In the event that the Company makes a written request for a consent or waiver of the Founders Committee required to be given under this Agreement and the Founders Committee does not respond to the request in a writing (signed by the requisite number of Founder(s) as provided in the first sentence of Section 2.2) within five Business Days following the date such written request is given (as provided in Section 8.1), the consent or waiver shall be deemed to be given for all purposes of this Agreement.

ARTICLE III

FOUNDERS’ BOARD RIGHTS

3.1    Founders’ Designee.

(a)    So long as the Founders, collectively, hold at least 15% of the outstanding Common Stock, the Founders Committee shall have the right to nominate one person (the “Founders’ Designee”) for election to the Board. If the Founders Committee has the right to so nominate the Founders’ Designee in a given year, the Company shall, at the annual meeting of stockholders of the Company during such year, nominate the Founders’ Designee for election; provided, however, that (i) such Founders’ Designee shall be reasonably acceptable to the Nominating Committee and (ii) the Company must receive timely notice of such nomination. To be timely, the Founders Committee’s notice of its nomination must be received by the Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the Founders Committee to be timely must be received by the Company not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which Public Disclosure of the date of such annual meeting was first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice as described above. As a condition to such nomination by the Founders Committee, the Founders’ Designee must complete and submit to the Board any questionnaires that the Company requires of its directors generally and submit any other information that the Company or the Nominating Committee reasonably requests in connection with the Company’s obligations under the Securities Laws or in connection with the satisfaction of the Nominating Committee’s fiduciary duties.

(b)    If, following election to the Board, the Founders’ Designee resigns or is removed or his or her seat on the Board otherwise becomes vacant and the Founders Committee still has the right to nominate the Founders’ Designee for election to the Board pursuant to Section 3.1(e), then the Founders Committee shall be entitled to designate a replacement Founders’ Designee reasonably acceptable to the Nominating Committee and the Board, and the Board shall elect such replacement Founders’ Designee to the Board for the remainder of the term of the replaced Founders’ Designee and until such replacement’s successor shall have been elected and qualified. In determining whether such replacement Founders’ Designee is reasonably acceptable, the Nominating Committee and the Board may consider, among other things, whether the designation of such replacement is consistent with the exercise of their fiduciary duties.

(c)    So long as the Founders, collectively, hold at least 15% of the outstanding Common Stock and the Founders’ Designee is a member of the Board, the Founders Committee may designate the Founders’ Designee to serve on the Nominating Committee, provided that such Founders’ Designee satisfies all then-applicable independence and other requirements of membership on a board of directors and a nominating committee (or similar committee) imposed by the rules of the Principal Market (other than the requirements of Rule 10A-3(b)(1)(ii) under the Exchange Act). Notwithstanding the immediately preceding sentence, such Founders’ Designee need not be an “independent director” (as defined in the rules of the Principal Market) until one year after the listing of the Common Stock on Nasdaq in connection with the Company’s initial public offering.

(d)    In the event that the Founders, collectively, cease to hold at least 15% of the outstanding Common Stock during the term of the Founders’ Designee as a director, the Founders’ Designee shall not be required to resign solely as a result thereof and may continue the remainder of his or her term in office, but the Board shall have no further obligation to nominate any person for election to the Board, to designate any person to serve on the Nominating Committee or to designate a replacement Founders Designee under this Article III.

(e)    From and after such time as the Founders, collectively, cease to hold at least 15% of the outstanding Common Stock, the foregoing provisions of this Section 3.1 (other than Section 3.1(d)) shall be of no further force or effect.

3.2    Nominations. So long as the Founders, collectively, hold at least 25% of the outstanding Common Stock, the Nominating Committee will consult with and seek the advice of the Founders Committee before recommending the nomination of any person for election to the Board, other than the Astro Designee (as defined below). From and after such time as the Founders, collectively, cease to hold at least 25% of the outstanding Common Stock, this Section 3.2 shall be of no further force or effect.

3.3    Voting Agreement.

(a)    So long as the Founders, collectively, hold at least 15% of the outstanding Common Stock, each Founder covenants to, and agrees with, the Company that it will take all actions so that, (i) on any action to elect any director of the Company, all of the shares of Common Stock that are Beneficially Owned by such Founder shall be voted (or consented) in favor of any nominee to the Board recommended by the Board; and (ii) such Founder shall be present, in person or by proxy, at all meetings of stockholders of the Company at which directors will be elected so that all shares of Common Stock Beneficially Owned by such Founder may be counted for the purposes of determining the presence of a quorum at such meeting. Each Founder shall not grant any proxies, enter into any agreement or arrangement or nominate any individuals for election to the Board or take any other action with respect to shares of Common Stock that are Beneficially Owned by such Founder that would be inconsistent with his or her obligations, or that would provide any third party with the ability to exercise his or her rights, under this Agreement.

(b)    Each Founder hereby irrevocably and unconditionally grants to, and appoints, the Company or any designee thereof as such Founder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Founder, to vote or cause to be voted (including by proxy or written consent, if applicable) all shares of Common Stock Beneficially Owned by such Founder as provided in Section 3.3(a). Each Founder hereby affirms that the irrevocable proxy set forth in this Section 3.3(b) is given in connection with the execution of the Contribution Agreement, the Psyop, Inc. Merger Agreement and the Psyop Services Member Consent, and that such irrevocable proxy is given to secure the performance of the duties of such Founder under this Agreement. Each Founder hereby further affirms that the irrevocable proxy set forth in this Section 3.3(b) is coupled with an interest and, except upon the time the Founders, collectively, cease to hold at least 15% of the outstanding Common Stock, is intended to be irrevocable.

(c)    From and after such time as the Founders, collectively, cease to hold at least 15% of the outstanding Common Stock, this Section 3.3 shall be of no further force or effect.

3.4    Founders Observer. So long as the Founders, collectively, hold at least 15% of the outstanding Common Stock, the Founders Committee shall have the right to appoint one observer (the “Founders Observer”) to the Board who shall be reasonably acceptable to the Company. The Founders Observer shall be permitted to attend and observe all meetings (other than executive sessions) of (a) the Board and (b) if the Founders’ Designee does not serve on the Nominating Committee, the Nominating Committee. The Founders Observer shall not have the right to vote on any matter that comes before the Board or the Nominating Committee. The Founders Observer shall receive copies of all written materials distributed to the Board and shall receive notice of each meeting or action by written consent of the Board at the same time and in the same manner as notice is given to the Board. If the Founders’ Designee does not serve on the Nominating Committee, the Founders Observer shall receive copies of all written materials distributed to the Nominating Committee and shall receive notice of each meeting or action by written consent of the Nominating Committee at the same time and in the same manner as notice is given to the Nominating Committee. Notwithstanding the foregoing, the Company shall be entitled to withhold any information from the Founders Observer and exclude the Founders Observer from any meeting, or any portion thereof, (i) if the Company determines that such withholding or exclusion is reasonably necessary to preserve attorney-client privilege, to protect highly confidential competitively sensitive information or for other similar reasons, or (ii) if the Company believes in good faith that the Founders Observer has a conflict of interest. As a condition to the appointment of the Founders Observer, such Founders Observer shall execute a confidentiality agreement with the Company in customary form with respect to the information and discussions to which the Founders Observer will have access. From and after such time as the Founders, collectively, cease to hold at least 15% of the outstanding Common Stock, the foregoing provisions of this Section 3.4 shall be of no further force or effect (except that such confidentiality agreement shall survive in accordance with its terms).

ARTICLE IV

ASTRO’S BOARD RIGHTS

4.1    Astro Designee.

(a)    So long as Astro holds more than 5% of the outstanding Common Stock, Astro shall have the right to nominate one person (the “Astro Designee”) for election to the Board. If Astro has the right to so nominate the Astro Designee in a given year, (i) the Board shall, as promptly as practicable after receipt of notice from Astro that it is exercising such right of nomination, appoint the Astro Designee to the Board in the class of directors in which the Astro Designee is required to be nominated for election by the Company under clause (ii), and (ii) the Company shall, at the annual meeting of stockholders of the Company during such year, nominate the Astro Designee for election, and the Board shall recommend the Astro Designee for election; provided, however, that, in the case of each of clause (i) and (ii), (A) such Astro Designee satisfies all then-applicable independence and other requirements of membership on a board of directors and each of its committees imposed by the rules of the Principal Market (including the requirements of Rule 10A-3(b)(1)(ii) under the Exchange Act), (B) such Astro Designee shall be reasonably acceptable to the Nominating Committee, (C) rather than appointing the Astro Designee to the Board in the class of directors up for election in the year Astro exercises its right of nomination, in its sole discretion, the Board may appoint such Astro Designee to another class of directors so that the number of directors in each class is as nearly equal as possible and (D) the Company must receive timely notice of such nomination. To be timely, Astro’s notice of its nomination must be received by the Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by Astro to be timely must be received by the Company not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which Public Disclosure of the date of such annual meeting was first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice as described above. As a condition to such nomination by Astro, the Astro Designee must complete and submit to the Board any questionnaires that the Company requires of its directors generally and submit any other information that the Company or the Nominating Committee reasonably requests in connection with the Company’s obligations under the Securities Laws or in connection with the satisfaction of the Nominating Committee’s fiduciary duties.

(b)    If, following election to the Board, the Astro Designee resigns or is removed or his or her seat on the Board otherwise becomes vacant and Astro still has the right to nominate the Astro Designee for election to the Board pursuant to Section 4.1(e), then Astro shall be entitled to designate a replacement Astro Designee reasonably acceptable to the Nominating Committee and the Board, and the Board shall elect such replacement Astro Designee to the Board for the remainder of the term of the replaced Astro Designee and until such replacement’s successor shall have been elected and qualified. In determining whether such replacement Astro Designee is reasonably acceptable, the Nominating Committee and the Board may consider, among other things, whether the designation of such replacement is consistent with the exercise of their fiduciary duties.

(c)    So long as Astro holds more than 5% of the outstanding Common Stock and the Astro Designee is a member of the Board, Astro may designate the Astro Designee to serve on the Audit Committee of the Board and the Board shall accept such designation, provided that such Astro Designee satisfies all then-applicable independence and other requirements of membership on a board of directors and an audit committee (or similar committee) imposed by the rules of the Principal Market (including the requirements of Rule 10A-3(b)(1)(ii) under the Exchange Act).

(d)    In the event that Astro ceases to hold more than 5% of the outstanding Common Stock during the term of the Astro Designee as a director, if requested by the Board, Astro shall use reasonable best efforts to have the Astro Designee resign as a director and any failure of the Astro Designee to so resign at such time shall constitute “cause” for removal of such director by the other members of the Board. As a condition to the nomination of the Astro Designee, such Astro Designee shall execute and deliver to the Board an irrevocable letter of resignation to be deemed tendered upon the date that Astro ceases to hold more than 5% of the outstanding Common Stock.

(e)    From and after the date that Astro ceases to hold more than 5% of the outstanding Common Stock, the foregoing provisions of this Section 4.1 (other than Section 4.1(d)) shall be of no further force or effect.

4.2    Voting Agreement.

(a)    From the date of on which Astro first exercises its right pursuant to Section 4.1(a) to nominate an Astro Designee to the Board and for so long as an Astro Designee serves on the Board and Astro holds more than 5% of the outstanding Common Stock, Astro covenants to, and agrees with, the Company that it will take all actions so that, (i) on any action to elect any director of the Company, all of the shares of Common Stock that are Beneficially Owned by Astro shall be voted (or consented) in favor of any nominee to the Board recommended by the Board; and (ii) Astro shall be present, in person or by proxy, at all meetings of stockholders of the Company at which directors will be elected so that all shares of Common Stock Beneficially Owned by Astro may be counted for the purposes of determining the presence of a quorum at such meeting. Astro shall not grant any proxies, enter into any agreement or arrangement or nominate any individuals for election to the Board or take any other action with respect to shares of Common Stock that are Beneficially Owned by Astro that would be inconsistent with its obligations, or that would provide any third party with the ability to exercise its rights, under this Agreement.

(b)    Astro hereby irrevocably and unconditionally grants to, and appoints, the Company or any designee thereof as Astro’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Astro, to vote or cause to be voted (including by proxy or written consent, if applicable) all shares of Common Stock Beneficially Owned by Astro as provided in Section 4.2(a). Astro hereby affirms that the irrevocable proxy set forth in this Section 4.2(b) is given in connection with the execution of the AADE Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Astro under this Agreement. Astro hereby further affirms that the irrevocable proxy set forth in this Section 4.2(b) is coupled with an interest and, except upon the time this Section 4.2 ceases to have further force and effect under Section 4.2(c), is intended to be irrevocable.

(c)    Upon the date that Astro ceases to hold more than 5% of the outstanding Common Stock, this Section  4.2 shall be of no further force or effect.

4.3    Astro Observer.

(a)    So long as Astro holds more than 5% of the outstanding Common Stock, Astro shall have the right to appoint one observer (the “Astro Observer”) to each committee of the Board (other than the Audit Committee) who shall be reasonably acceptable to the Company. The Astro Observer shall be permitted to attend and observe all meetings (other than executive sessions) of each committee of the Board (other than the Audit Committee). The Astro Observer shall not have the right to vote on any matter that comes before the Board or any committee thereof. The Astro Observer shall receive copies of all written materials distributed to each committee of the Board (other than the Audit Committee) and shall receive notice of each meeting or action by written consent of each such committee at the same time and in the same manner as notice is given to such committee. Notwithstanding the foregoing, the Company shall be entitled to withhold any information from the Astro Observer and exclude the Astro Observer from any meeting, or any portion thereof, (i) if the Company determines that such withholding or exclusion is reasonably necessary to preserve attorney-client privilege, to protect highly confidential competitively sensitive information or for other similar reasons, or (ii) if the Company believes in good faith that the Astro Observer has a conflict of interest.

(b)    From and after the date that Astro ceases to hold more than 5% of the outstanding Common Stock through the date that Astro ceases to hold at least 50% of the shares of Common Stock issued to it pursuant to the AADE Merger Agreement, Astro shall have the right to appoint the Astro Observer to the Board who shall be reasonably acceptable to the Company. The Astro Observer shall be permitted to attend and observe all meetings (other than executive sessions) of the Board and each committee thereof. The Astro Observer shall not have the right to vote on any matter that comes before the

Board or any committee thereof. The Astro Observer shall receive copies of all written materials distributed to the Board and each committee thereof and shall receive notice of each meeting or action by written consent of the Board and each committee thereof at the same time and in the same manner as notice is given to the Board or such committee. Notwithstanding the foregoing, the Company shall be entitled to withhold any information from the Astro Observer and exclude the Astro Observer from any meeting, or any portion thereof, (i) if the Company determines that such withholding or exclusion is reasonably necessary to preserve attorney-client privilege, to protect highly confidential competitively sensitive information or for other similar reasons, or (ii) if the Company believes in good faith that the Astro Observer has a conflict of interest.

(c)    As a condition to the appointment of the Astro Observer, such Astro Observer shall execute a confidentiality agreement with the Company in customary form with respect to the information and discussions to which the Astro Observer will have access.

(d)    From and after such time as Astro ceases to hold more than 5% of the outstanding Common Stock, the provisions of this Section 4.3(a) shall be of no further force or effect. From and after such time as Astro ceases to hold at least 50% of the shares of Common Stock issued to it pursuant to the AADE Merger Agreement, the provisions of Section 4.3(b) and 4.3(c) shall be of no further force or effect (except that the confidentiality agreement described above shall survive in accordance with its terms).

ARTICLE V

ACCESS RIGHTS

5.1    Access. So long as the Founders, collectively, hold at least 25% of the outstanding Common Stock, each member of the Founders Committee will have reasonable access, during normal business hours, with reasonable prior notice and so long as such access does not interfere with the operations of the Company or its subsidiaries, (a) to examine and make copies (at the Company’s expense) of the books and records of the Company and its subsidiaries, and (b) to the Chief Executive Officer and the Chief Financial Officer of the Company (or their respective designee) to discuss the affairs, finances and operations of the Company and its subsidiaries, in each case, subject to such member’s entry into a confidentiality agreement with the Company in customary form. Notwithstanding the foregoing, the Company may place reasonable limitations on books and records that may be copied (e.g., in the case of sensitive information the dissemination of which could cause competitive harm to the Company or its subsidiaries). The Founders Committee shall be permitted to disclose information obtained from such access to another Founder; provided that such Founder enters into a confidentiality agreement with the Company in customary form.

5.2    Termination. From and after such time as the Founders, collectively, cease to hold at least 25% of the outstanding Common Stock, Section 5.1 shall be of no further force or effect (except that the confidentiality agreement described above shall survive in accordance with its terms). Furthermore, but without limiting the foregoing, the Founders Committee may irrevocably elect to terminate its rights under Section 5.1 at any time by written notice to the Company.

ARTICLE VI

FOUNDERS’ LOCK-UP

6.1    Founders’ Lock-Up.

(a)    Except as provided in Section 6.1(b), Section 6.1(c) and Section 6.1(d), each Founder shall not, without the prior written consent of the Board, which consent may be withheld for any or no reason, directly or indirectly, (i) offer, pledge, hypothecate, sell, contract to sell, enter any agreement to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock he or she receives pursuant to the Contribution Agreement, the Psyop, Inc. Merger Agreement and/or the Psyop Services Member Consent (or as a result of a stock dividend, stock split or recapitalization relating thereto), or any interest therein (with respect to each Founder, the “Founder Shares”), (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of any Founder Shares, whether any such transaction is to be settled by delivery of Founder Shares or other securities, in cash or otherwise (each of the foregoing in clause (i) and clause (ii), a “Transfer”) or (iii) file any registration statement under the Securities Act with respect to any of the foregoing.

(b)    Notwithstanding the provisions of Section 6.1(a), each Founder may Transfer his or her Founder Shares without the consent of the Board according to the following schedule:

(i)    during the first six months after the date of this Agreement, none of the Founder Shares;

(ii)    during the period from the six-month anniversary of the date of this Agreement through the 18-month anniversary of such date (such 18-month anniversary, the “Initial Release Date”), up to 25% of the aggregate number of Founder Shares originally issued to such Founder;

(iii)    during the period from the Initial Release Date through the 30-month anniversary of the date of this Agreement (such 30-month anniversary, the “Second Release Date”), up to 50% of the aggregate number of Founder Shares originally issued to such Founder (less the aggregate number of Founder Shares Transferred by such Founder under Section 6.1(b)(ii));

(iv)    during the period from the Second Release Date through the date that is the 36-month anniversary of the date of this Agreement (such 36-month anniversary, the “Third Release Date”), up to 75% of the aggregate number of Founder Shares originally issued to such Founder (less the aggregate number of Founder Shares Transferred by such Founder pursuant to Section 6.1(b)(ii) or Section 6.1(b)(iii)); and

(v)    after the Third Release Date, up to 100% of the aggregate number of Founder Shares originally issued to such Founder (less the aggregate number of Founder Shares Transferred by such Founder pursuant to Section 6.1(b)(ii), Section 6.1(b)(iii) or Section 6.1(b)(iv)).

(c)    Notwithstanding the provisions of Section 6.1(a), each Founder may Transfer his or her Founder Shares to his or her Immediate Family Members, to his or her former spouse in connection with any marital separation, asset allocation agreement or qualified domestic relations order, to a trust established for the benefit of such Founder or his or her Immediate Family Members, to an entity owned, directly or indirectly, by such a trust, to a beneficiary of his or her will through a disposition under such will or to an intestate heir in the absence of a will; provided that, in each case, the transferee enters into a joinder to this Agreement in form and substance reasonably satisfactory to the Company (and the addition of such transferee as a party to this Agreement shall not be deemed to be an amendment or modification to this Agreement). Transfers of Founder Shares by a Founder and any of the foregoing transferees will be aggregated for purposes of the schedule described in Section 6.1(b).

(d)    Notwithstanding the provisions of Section 6.1(a)(iii), after the expiration of the Lock-up Agreement a Founder has entered into in connection with the Company’s initial public offering, such Founder may exercise the right to request the Company file a shelf registration statement in accordance with Section 7.2(a) with respect to all of his or her Founder Shares; provided that such Founder does not Transfer any Founder Shares pursuant to such shelf registration statement (or otherwise) in violation of this Article VI and the shelf registration statement clearly describes the restrictions on Transfer provided in this Article VI.

(e)    From time to time, upon the request of the Company, each Founder shall confirm to the Company in writing the number of shares of Common Stock he or she (or a transferee thereof) has Transferred pursuant to each of the clauses of Section 6.1(b).

6.2    Stock Transfer Instructions; Prohibited Transfers. Each Founder agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the Transfer of any of his or her Founder Shares, except in compliance with this Agreement. In the event a Founder attempts to Transfer his or her Founder Shares in violation of this Article VI, such Transfer shall be void ab initio.

6.3    Legend. Each Founder acknowledges and agrees that all of his or her Founder Shares will be held in certificated form so long as such Founder Shares are subject to the restrictions on Transfer set forth in Section 6.1. Each Founder understands and agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of his or her Founder Shares, which shall be in addition to any restricted legend included thereon under the Securities Act:

“The securities represented by this certificate are subject to a Stockholders’ Agreement dated as of [                    ], 2019, by and between PCI Media, Inc. and the Stockholders identified therein, and any sale, transfer, assignment or other disposition of such securities is subject to such Stockholders’ Agreement.”

6.4    New Certificates. Upon surrender to the Company or its transfer agent of any certificate representing any Founder Shares transferred in accordance with Section 6.1(b), the Company shall promptly cause to be issued:

(a)    to the transferee or transferees of such Founder Shares one or more certificates without the legend set forth in Section 6.3, and

(b)    to the holder of Founder Shares represented by such certificates so surrendered one certificate representing such Founder Shares, if any, as shall not have been so transferred, with the legend set forth in Section 6.3.

ARTICLE VII

REGISTRATION RIGHTS

7.1    Demand Registrations.

(a)    Upon the terms and subject to the conditions hereof, and subject to Article VI, Section 7.4(a) and the provisions of the Lock-up Agreements, if (i) a Majority-in-Interest of the Stockholders (other than Astro) or (ii) Astro requests in writing registration under the Securities Act of any of their Registrable Securities (a “Registration”), which request specifies the approximate number of Registrable Securities requested to be registered, then within 10 days after receipt of any such request, the

Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in the Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice. The registration requested pursuant to this Section 7.1(a) is referred to herein as a “Demand Registration.”

(b)    Not more than one Demand Registration in any one year period and not more than two Demand Registrations, in the aggregate, may be required of the Company pursuant to this Section 7.1. No request for a Demand Registration shall be permitted unless the Registrable Securities sought to be included in such Demand Registration have an aggregate expected market value of at least $2,000,000 (as determined in good faith by the Board). A registration shall not count as a Demand Registration until the registration statement relating thereto has become effective, and any Registration shall not count as a Demand Registration unless the initiating holder or holders of Registrable Securities are able to register and sell at least 70% of the Registrable Securities requested to be included in such registration.

(c)    Notwithstanding anything to the contrary in Section 7.1(a), if a Demand Registration is an underwritten offering and the managing underwriter(s) in such offering advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities covered by such registration, the Company shall include in the offering, prior to the inclusion of any securities which are not Registrable Securities, the number of Registrable Securities requested to be included which, in the opinion of the managing underwriter(s), can be sold in an orderly manner within the price range of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities requested to be registered by each such holder; provided, that if the number of Registrable Securities to be included in the offering is less than 85% of the number requested to be so included, the holders of 66 2⁄3% of Registrable Securities covered by such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, the Demand Registration shall not count as a permitted Demand Registration hereunder, and the Company shall pay all Registration Expenses in connection with the withdrawn registration.

(d)    Notwithstanding anything to the contrary in Section 7.1(a), the Company shall not be obligated to effect any Demand Registration within six months after the effective date of a registration statement for a registration demanded by the holders of registration rights in which the holders of Registrable Securities were given piggyback rights pursuant to Section 7.3 and in which there was no reduction in the number of Registrable Securities requested to be included in such registration (except to the extent permitted under the provisions of Section 7.1(c) if such registration was treated as a Demand Registration for purposes of such provisions). The Company may postpone, for up to three months in any 12 month period, the filing or the effectiveness of a registration statement for a Demand Registration if the Board determines in good faith that it is reasonably foreseeable that the Demand Registration would have a material adverse effect on the Company or if the Company determines that it is required to disclose in the Demand Registration a financing, acquisition, corporate reorganization or other similar corporate transaction or other material event or circumstance affecting the Company or its securities, and that such disclosure of such information at such time would be seriously detrimental to the Company; provided, that, in such event, the holders of 66 2⁄3% of Registrable Securities covered by the Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, the Demand Registration shall not count as a permitted Demand Registration hereunder, and the Company shall pay all Registration Expenses in connection with the withdrawn registration. Notwithstanding anything in this Agreement to the contrary, during any postponement pursuant to the immediately preceding sentence, the Company shall not be permitted to file a registration statement, to register for sale, or to conduct any registered securities offering (including any “take-downs” off of an effective shelf registration statement) of, any of its securities either for its own account or the account of any security holder or holders, in each case, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar successor form or another form used for a purpose similar to the intended use of such forms.

(e)    If a Demand Registration is an underwritten offering, the Company shall have the right to select the underwriters for such offering.

7.2    Shelf Registration.

(a)    Subject to Article VI, Section 7.4(a) and the provision of the Lock-up Agreements, and further subject to the Company’s eligibility to use a registration statement on Form S-3 (“Form S-3”), the Company shall, within 30 days of a written request from (i) a Majority-in-Interest of the holders of Registrable Securities other than Astro or (ii) Astro, use commercially reasonable efforts to file with the Commission a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of the Registrable Securities by the requesting holders and, thereafter, shall use commercially reasonable efforts to cause such registration statement to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice. The registration requested pursuant to this Section 7.2(a) is referred to herein as a “Shelf Registration”. The Company may, not more than once in any 12 month period, postpone for up to three months the filing or the effectiveness of a registration statement for a Shelf Registration if the Board determines in good faith that it is reasonably foreseeable that the Shelf Registration would have a material adverse effect on the Company or if the Company determines that it is required to disclose in the Shelf Registration a financing, acquisition, corporate reorganization or other similar corporate transaction or other material event or circumstance affecting the Company or its securities, and that such disclosure of such information at such time would be seriously detrimental to the Company and its stockholders. Notwithstanding anything in this Agreement to the contrary, during any postponement pursuant to the immediately preceding sentence, the Company shall not be permitted to file a registration statement, to register for sale, or to conduct any registered securities offering (including any “take-downs” off of an effective shelf registration statement) of, any of its securities either for its own account or the account of any security holder or holders, in each case, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar successor form or another form used for a purpose similar to the intended use of such forms.

(b)    The Company shall use commercially reasonable efforts to keep the Form S-3 for a Shelf Registration continuously effective until the earlier of (i) one year after the Form S-3 is declared effective and (ii) the date on which there are no Registrable Securities registered thereunder.

(c)    Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time by providing written notice to the holders of Registrable Securities, to require the holders to suspend the use of the prospectus for sales of Registrable Securities under the Shelf Registration for a reasonable period of time not to exceed 90 days in succession or 180 days in the aggregate in any 12 month period (a “Suspension Period”) if the Company shall determine that it is required to disclose in the Shelf Registration a financing, acquisition, corporate reorganization or other similar corporate transaction or other material event or circumstance affecting the Company or its securities, and that such disclosure of such information at such time would be seriously detrimental to the Company and its stockholders. Immediately upon receipt of such notice, the holders of Registrable Securities covered by the Shelf Registration shall suspend the use of the prospectus for such Shelf Registration until requisite changes to the prospectus have been made as required below. Any Suspension Period shall terminate at such time as the Public Disclosure of such information or, if earlier, at such time as the Company determines that disclosure of such information would not be seriously detrimental to the Company and its stockholders. After the expiration of any Suspension Period and without any further request from a holder of Registrable Securities, the Company shall as promptly as reasonably practicable prepare a post-effective amendment to the registration statement or a supplement to the prospectus for the Shelf Registration or file any other required document to the extent necessary so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be permitted to file a registration statement to register for sale, or to conduct any registered securities offering (including any “take-downs” off of an effective shelf registration statement) of, any of its securities, either for its own account or the account of any such security-holder during a Suspension Period, in each case, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar successor form or another form used for a purpose similar to the intended use of such forms.

7.3    Piggyback Registrations.

(a)    Subject to Article VI, Section 7.4(a) and the provision of the Lock-up Agreements, whenever the Company proposes to register (including for this purpose a registration effected by the Company for holders of securities other than holders of Registrable Securities) any of its Equity Securities for cash under the Securities Act and the registration statement to be used may be used for the registration of Registrable Securities (excluding, without limitation, a registration statement on Form S-4 or Form S-8 or any similar successor form or another form used for a purpose similar to the intended use of such forms) (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of the Company’s intention to effect such a registration and shall include in the registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice. The Company shall have the right to terminate or withdraw any Piggyback Registration initiated under this Section 7.3 prior to the effectiveness of the registration statement related thereto whether or not any holder has elected to include Registrable Securities in such Piggyback Registration.

(b)    If a Piggyback Registration is an underwritten primary offering on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such Piggyback Registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such Piggyback Registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in the Piggyback Registration and securities requested to be included in the Piggyback Registration pursuant to other registration rights granted by the Company pro rata among the holders of such Registrable Securities and other securities on the basis of the number of securities requested to be registered by each such holder, and (iii) third, such other securities requested to be included in the Piggyback Registration.

(c)    If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company’s securities and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in the Piggyback Registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting the Piggyback Registration, the Company shall include in such Piggyback Registration (i) first, the securities requested to be included in the Piggyback Registration pursuant to demand registration rights granted by the Company, and (ii) second, the Registrable Securities requested to be included in the Piggyback Registration and securities requested to be included in the Piggyback Registration pursuant to other piggyback registration rights granted by the Company pro rata among the holders of such Registrable Securities and such other securities on the basis of the number of shares requested to be registered by each such holder.

(d)    If any Piggyback Registration is an underwritten offering, the Company shall select the underwriters for the offering.

7.4    Underwriters’ Lock-Up Agreements.

(a)    Each Stockholder agrees in connection with any underwritten offering of securities of the Company (whether or not such Stockholder is participating in such offering) not to effect (other than pursuant to such offering) any sale, transfer or distribution of the securities of the Company, including any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, enter into any hedging or similar transaction with the same economic effect as a sale or otherwise dispose of any securities of the Company, or any securities convertible into or exchangeable or exercisable for any such securities, without the prior written consent of the managing underwriter(s) for such offering for a customary period to be determined by such managing underwriter(s); provided that such restrictions shall not exceed 90 days after the consummation of the offering. Each Stockholder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or such managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto; provided that if such Stockholder fails to execute and deliver such other agreements, each Stockholder agrees that the restrictions imposed by this Section 7.4(a) shall be specifically enforceable by the Company and such underwriters. The Company may impose stop transfer instructions and may stamp each such certificate with appropriate legends with respect to the securities of the Company subject to the foregoing restriction until the end of the applicable restricted period.

(b)    To the extent requested by the managing underwriter(s) for any underwritten offering of securities of the Company, the Company agrees not to effect (other than pursuant to such offering) any sales of securities of the Company, or make any short sale of, loan, grant any option for the purchase of, enter into any hedging or similar transaction with the same economic effect as a sale or otherwise dispose of any securities of the Company, or any securities convertible into or exchangeable or exercisable for any such securities, without the prior written consent of such managing underwriter(s); provided that such restrictions shall not exceed 90 days after the consummation of the offering. If requested by such managing underwriter(s), the Company agrees to use commercially reasonable efforts to cause each director and executive officer of the Company to agree to restrictions on the sale, transfer or distribution of securities of the Company substantially similar to those contained in the first sentence of Section 7.4(a).

7.5    Registration Procedures.

(a)    Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Article VII, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i)    Prepare and, in the case of a Demand Registration, no later than 60 days after a request for a Demand Registration, file with the Commission, a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause the registration statement to become effective and remain effective until the earlier of (A) the date when all Registrable Securities covered by the registration statement have been sold, or (B) other than in the case of a Shelf Registration, 180 days from the effective date of the registration statement; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by the registration statement copies of all such documents proposed to be filed to the extent specifically requested by such counsel, including documents that are to be incorporated by reference into the registration statement, amendment or supplement, which documents shall be subject to the review of such counsel, and which proposed registration statement or amendment or supplement thereto shall not be filed by the Company if the holders of a majority of the Registrable Securities covered by the registration statement, amendment or supplement reasonably object to such filing and; provided, further, that the period for the preparation and filing of a Demand Registration shall be 90 days if a request for a Demand Registration is made in the first 45 days of any year, and the Company cannot file such Demand Registration without audited financial statements for the prior calendar year under the rules of the Commission;

(ii)    Prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective for the period referred to in Section 7.2(b) or Section 7.5(a)(i) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in the registration statement;

(iii)    Furnish to each seller of Registrable Securities such number of copies of the registration statement, each amendment and supplement thereto, the prospectus included in the registration statement (including each preliminary prospectus) and such other documents as such holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holder;

(iv)    Use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such domestic jurisdictions as any holder thereof reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder; provided, however, that the Company shall not be required to qualify to do business or file a general consent to service of process in any such jurisdiction;

(v)    Notify each holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such holder, the Company shall prepare a supplement or amendment to the prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(vi)    Promptly notify the holders of Registrable Securities and the underwriters, if any, of the following events and (if requested by any such Persons) confirm such notification in writing: (A) the filing of the prospectus or any supplement thereto and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such document (unless they become automatically effective upon filing); (B) any written comments by the Commission or any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information; (C) the issuance or, to the knowledge of the Company, threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; and (D) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose;

(vii)    Cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;

(viii)    Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(ix)    Enter into such customary agreements (including, without limitation, underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(x)    Upon execution of a confidentiality agreement in form and substance reasonably satisfactory to the Company, make available for inspection by any holder of Registrable Securities, any underwriter participating in any disposition pursuant to the registration statement and any attorney, accountant or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or agent in connection with the registration statement, in each case, as shall be reasonably necessary or desirable to enable such holder or underwriter to maintain a due diligence defense in connection with the registration;

(xi)    Otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xii)    Make every commercially reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and, in the event of the issuance of any such stop order, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order;

(xiii)    Use commercially reasonable efforts to cause such Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities under “blue sky” laws as may be necessary to enable the holders thereof to consummate the disposition of such Registrable Securities;

(xiv)    Cooperate with the selling holders of Registrable Securities and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such lots and registered in such names as the underwriters may request at least two Business Days prior to any delivery of Registrable Securities to the underwriters;

(xv)    Make available on a reasonable basis senior management personnel of the Company to participate in, and cause them to cooperate with the managing underwriter(s) in any underwritten offering in connection with “road show” and other customary marketing activities, including “one-on-one” meetings with prospective purchasers of the Registrable Securities to be sold in the underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto, in each case to the same extent as if the Company were engaged in a primary registered offering of its capital stock;

(xvi)    Provide a CUSIP number for all Registrable Securities not later than the effective date of the registration statement; and

(xvii)    In connection with an underwritten offering, (A) make such representations and warranties to the selling holders of such Registrable Securities and the underwriters with respect to the Registrable Securities and the registration statement as are customarily made by issuers to selling holders or underwriters, as applicable, in comparable offerings, (B) obtain opinions of counsel to the Company (which counsel and which opinions shall be reasonably satisfactory to the underwriters) addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters or their counsel, (C) obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters by underwriters in connection with primary underwritten offerings, and (D) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(b)    Registration Expenses.

(i)    All expenses incident to the Company’s performance of or compliance with this Article VII, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company, and the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any D&O liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which such securities are listed.

(ii)    In connection with each Demand Registration, each Shelf Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel to all holders of Registrable Securities which shall be chosen by the holders of a majority of the Registrable Securities covered by such registration (which in no event shall exceed $50,000 in the aggregate for each such registration).

(iii)    To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those expenses allocable to the registration of the holder’s securities so included, and any expenses not so allocable shall be borne by all sellers of securities included in the registration in proportion to the aggregate selling price of the securities to be so registered.

7.6    Indemnification.

(a)    The Company agrees to indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its Affiliates and their respective officers, directors, employees and agents, as the case may be, and each Person who controls the holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein as provided in Section 7.6(b). In connection with an underwritten offering, the Company shall, to the extent required in the applicable underwriting agreement, indemnify the underwriters, their officers and directors, as the case may be, and each Person who controls the underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)    In connection with any registration statement in which a holder of Registrable Securities is participating, each holder shall furnish to the Company in writing information regarding such holder, the Registrable Securities and the intended method of distribution thereof for use in connection with any such registration statement or prospectus and as shall be reasonably required in connection with any registration, qualification or compliance required in connection with this Article VII and, to the fullest extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit furnished in writing by the holder specifically stating that it has been provided for inclusion in the registration statement and not corrected in a subsequent writing prior to the sale of the Registrable Securities; provided, that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by the holder from the sale of Registrable Securities pursuant to the registration statement.

(c)    Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party’s reasonable judgment a conflict of interest between the indemnified and the indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to such claim.

(d)    The indemnification provided for under this Article VII shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities and the termination of this Agreement.

(e)    The holders of Registrable Securities included on any registration statement agree that if, for any reason, the indemnification provisions contemplated by this Article VII are unavailable to or are insufficient to hold harmless any indemnified party in respect of all expenses, claims, losses, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of all such expenses, claims, losses, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.6(e) were determined (i) by pro rata allocation (even if the holders of Registrable Securities included on a registration statement or any agents for, or underwriters of, the Registrable Securities, or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7.6(e). The amount paid or payable by an indemnified party as a result of the expenses, claims, losses, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include (subject to any limitations set forth thereon) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, the obligation for contribution hereunder shall be individual to each holder and shall be limited to the net amount of proceeds received by the holder from such sale of Registrable Securities pursuant to the registration statement.

7.7    Participation in Underwritten Registrations. No holder of Registrable Securities may participate in any registration hereunder which is underwritten unless the Person (a) agrees to accept the terms of the underwriting agreement as agreed upon by the Company and the underwriters selected in accordance with this Article VII, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements; provided, however, that this Section 7.7 will not require any holder of Registrable Securities to agree to any lock-up agreement or market standoff agreement other than those permitted by Section 7.4(a) and that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding the holder and the holder’s intended method of distribution.

7.8    Reports Under The Securities Laws. With a view to making available to the holders of Registrable Securities the benefits of Rule 144, so long as any Registrable Securities are outstanding, the Company agrees to use commercially reasonable efforts to:

(a)    Make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to 90 days after the effective date of the registration statement covering the Company’s initial public offering;

(b)    File with the Commission in a timely manner (taking into account all valid extensions) all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it is subject to the reporting requirements; and

(c)    Furnish to any holder so long as the holder owns any of the Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the registration statement covering the Company’s initial public offering), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested by any the holder in availing itself of any rule or regulation of the Commission permitting the selling of any the securities without registration (except the Company need not provide such copies if they are publicly available on the Commissions EDGAR database).

7.9    Certain Limitations in Connection with Future Grants of Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to the holder of registration rights unless the agreement (a) includes as a term the equivalent of Section 7.3(c); and (b) is otherwise not inconsistent with the rights granted to the holders of Registrable Securities in this Article VII.

7.10    Transfer Of Registration Rights. Provided that the Company is given written notice by the holder of Registrable Securities at the time of any transfer of Registrable Securities by the holder stating the name and address of the transferee of such Registrable Securities and identifying the Registrable Securities with respect to which the rights under this Article VII are being assigned, the rights of the Stockholders under this Article VII may be transferred (but only with the related obligations) at any time to (a) any Affiliate of such Stockholder or (b) any Immediate Family Member of such Stockholder, any trust established for the benefit of such Stockholder or his or her Immediate Family Members, an entity owned, directly or indirectly, by such a trust, any beneficiary of such Stockholder’s will through a disposition under such will or any intestate heir in the absence of a will; provided that, in each case, (i) such transfer of securities is in accordance with all applicable state and federal securities laws and regulations and with this Agreement and (ii) the transferee enters into a joinder to this Agreement in form and substance reasonably satisfactory to the Company (and the addition of such transferee as a party to this Agreement shall not be deemed to be an amendment or modification to this Agreement). In connection with any transfer by a holder of less than the entire amount of its Registrable Securities, such holder shall continue to control the rights hereunder but shall be entitled to include such transferee in any elections it makes under this Article VII. If a holder of Registrable Securities transfers all of its Registrable Securities, all rights hereunder shall be controlled by such transferee, if one, or by the transferee designated by the holder transferring such rights if more than one.

7.11    Reporting Sales and Shares Held. Each holder of Registrable Securities shall report to the Company sales made pursuant to any registration of such Registrable Securities. Furthermore, from time to time, upon the request of the Company, each Founder and Astro shall confirm to the Company in writing the number of shares of Common Stock held of record and Beneficially Owned by such Founder or Astro, as applicable.

ARTICLE VIII

MISCELLANEOUS

8.1    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice under this Section 8.1, and shall be either (a) delivered by hand, (b) sent by e-mail or (c) sent by Federal Express, DHL, UPS or another internationally recognized delivery service.

If to the Company:	PCI Media, Inc.
523 Victoria Avenue
Venice, California 90291
Attention: Chief Executive Officer and Chief Financial Officer
E-mail: hramsbottom@psyop.tv; tom@psyop.tv

With a copy to
(which shall not constitute notice):	Latham & Watkins LLP
140 Scott Drive
Menlo Park, California 94025
Attention: Anthony J. Richmond and David Zaheer
E-mail: tony.richmond@lw.com; david.zaheer@lw.com

If to a Stockholder, to such Stockholder’s address as shown on its signature page to this Agreement.

All notices, requests, consents and other communications hereunder shall be deemed to have been given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if by e-mail, on the day that receipt thereof has been acknowledged by electronic confirmation or otherwise or (iii) if sent by internationally recognized delivery service, on the day of actual receipt as reported by such delivery service.

8.2    Entire Agreement. This Agreement, including the schedule hereto, embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof.

8.3    Amendments. Except as provided in Section 7.10, the terms and provisions of the Agreement may be modified, amended or waived, or consent for the departure from such terms and provisions may be granted, only by written consent of the Company, the Founders Committee and, with respect to Article IV and Article VII, the written consent of Astro; provided, however, that any modification, amendment or waiver that would adversely affect in any material respect a Stockholder in a manner materially disproportionate to other Stockholders shall also require the consent of such adversely and materially disproportionately impacted Stockholder. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

8.4    Parties in Interest. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto, their successors and permitted assigns and the indemnified persons under Section 7.6, any benefits, rights or remedies. Except as provided in Section 6.1(c) and Section 7.10, neither this Agreement nor the rights or obligations of any party hereto may be assigned or delegated without the prior written consent of the Company and the Founders Committee.

8.5    Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the conflict of law principles thereof that would cause the application of the laws of any jurisdiction other than the State of Delaware.

8.6    Jurisdiction; Venue. Each of the parties hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the exclusive jurisdiction of Chancery Court of the State of Delaware (provided, that if, and only after, such court determines that it lacks subject matter jurisdiction over any such legal action, suit or proceeding, such legal action, suit or proceeding shall be brought in the Federal courts of the United States of America located in the State of Delaware or any of the courts of the State of Delaware) and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action or proceeding shall be heard and determined in such courts, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) in any such courts, (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such legal action, suit or proceeding in any such courts and (d) agrees that a final judgment in any such legal action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

8.7    Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any legal action, suit or proceeding directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby.

8.8    Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

8.9    Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or constructions of any of the terms or provisions hereof.

8.10    Interpretation.

(a)    Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to one gender include the other gender, (iii) the words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation,” (iv) the terms “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) the terms “day” and “days” mean and refer to calendar day(s), (vi) the terms “year” and “years” mean and refer to calendar year(s) and (vii) all references to “the date hereof,” “the date of this Agreement” or similar terms refer to the date first above written, notwithstanding that the parties may have executed this Agreement on a later date.

(b)    Unless otherwise set forth herein, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) include and incorporate all exhibits, schedules and other attachments thereto, as amended, modified or supplemented, and (ii) a particular law, rule or regulation referenced herein means such law, rule or regulation as amended, modified, supplemented or succeeded. When a reference is made in this Agreement to Articles, Sections or any other subdivision, such reference is to an Article, a Section or other subdivision of this Agreement, unless otherwise indicated. When a reference is made in this Agreement to a party or parties, such reference is to parties to this Agreement, unless otherwise indicated. Unless otherwise specified, all references to “$” shall be deemed to be references to the lawful currency of the United States.

8.11    No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

8.12    Counterparts. This Agreement may be executed in counterparts (including by facsimile, e-mail or similar means of electronic communication), each of which shall be deemed an original and all of which together shall constitute one agreement.

8.13    Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

8.14    Specific Performance. The parties hereto agree that irreparable damage could occur and that the a party may not have any adequate remedy at law in the event that any of the provisions of this Agreement are not performed in accordance with their terms or were otherwise breached. Accordingly, each party shall without the necessity of proving the inadequacy of money damages or posting a bond be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms, provisions and covenants contained therein, this being in addition to any other remedy to which they are entitled at law or in equity.

8.15    Effectiveness. Notwithstanding anything contained in this Agreement to the contrary, this Agreement shall be effective (a) with respect to each member of Psyop Media Company, LLC (other than AADE and Psyop, Inc.), at the Effective Time (as defined in the Contribution Agreement), (b) with respect to Astro, at the Effective Time (as defined in the AADE Merger Agreement), (c) with respect to the shareholders of Psyop, Inc. at the Effective Time (as defined in the Psyop, Inc. Merger Agreement) and (d) with respect to the members of Psyop Services, at the Effective Time (as defined in the Psyop Services Member Consent). If each of the foregoing Effective Times does not occur within 60 days of the date of this Agreement, this Agreement shall terminate on such date and shall be of no further force and effect.

(Signature pages follow)

Executed as of the date first set forth above.

COMPANY:

PCI MEDIA, INC.

By:
Name:
Title:

STOCKHOLDERS:

[SOLE STOCKHOLDER OF AADE]

By:
Name:
Title:

Address and E-mail Address:

D. Hunt Ramsbottom, Jr.

Address and E-mail Address:

Thomas Boyle

Address and E-mail Address:

Hejung Marie Hyon

Address and E-mail Address:

[Signature page to Stockholders’ Agreement]

Kylie Matulick

Address and E-mail Address:

Eben Mears

Address and E-mail Address:

Robert Todd Mueller

Address and E-mail Address:

Marco Spier

Address and E-mail Address:

Laurent Ledru

Address and E-mail Address:

Neysa Horsburgh

Address and E-mail Address:

[Signature page to Stockholders’ Agreement]

Stuart McLean

Address and E-mail Address:

David Chontos

Address and E-mail Address:

Christopher Staves

Address and E-mail Address:

[Signature page to Stockholders’ Agreement]

SCHEDULE A

(to the Agreement)

Certain Definitions

“AADE” means All Asia Digital Entertainment Inc., a Delaware corporation.

“AADE Merger Agreement” is defined in the Preamble.

“Affiliate” has the meaning given to such term in Rule 405 under the Securities Act.

“Agreement” is defined in the Preamble.

“Astro” means [__], the sole stockholder of AADE immediately prior to the closing under the AADE Merger Agreement.

“Astro Designee” is defined in Section 4.1(a).

“Astro Observer” is defined in Section 4.3.

“Beneficially Own” with respect to any securities means having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act). The terms “Beneficially Owned” and “Beneficially Owning” shall have correlative meanings.

“Board” means the Board of Directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City or Los Angeles are authorized by law to close.

“Bylaws” means the Amended and Restated Bylaws of the Company, as amended from time to time.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as amended from time to time.

“Commission” means the Securities and Exchange Commission or any successor agency.

“Common Stock” is defined in the Recitals.

“Company” is defined in the Preamble.

“Compensation Committee” means the Compensation Committee of the Board.

“Contribution Agreement” is defined in the Preamble.

“Demand Registration” is defined in Section 7.1(a).

“Equity Securities” means shares of Common Stock and all securities convertible into or exercisable or exchangeable for Common Stock, and rights to purchase Common Stock or other equity interests in the Company, including any Equity Securities Equivalent.

Sched. A-1

“Equity Security Equivalent” means any option, warrant, right or similar security or right convertible into, or exercisable or exchangeable for, Equity Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Form S-3” is defined in Section 7.2(a).

“Founder Shares” is defined in Section 6.1(a).

“Founders” means Hejung Marie Hyon, Kylie Matulick, Eben Mears, Robert Todd Mueller and Marco Spier.

“Founders Committee” is defined in Section 2.1.

“Founders’ Designee” is defined in Section 3.1(a).

“Founders Observer” is defined in Section 3.4.

“Immediate Family Members” means, with respect to an individual, his or her spouse, parents, siblings or children (by blood, marriage or adoption).

“Initial Release Date” is defined in Section 6.1(b)(ii).

“Lock-up Agreement” means the lock-up agreement each Stockholder has entered into with Roth Capital Partners, LLC in connection with the Company’s initial public offering.

“Majority-in-Interest” means, with respect to any relevant group of Stockholders, Stockholders holding more than 50% of the shares of Common Stock held by such group.

“Nominating Committee” means the Nominating and Corporate Governance Committee of the Board.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, or other entity.

“Piggyback Registration” is defined in Section 7.3(a).

“Principal Market” means the principal securities exchange on which the Common Stock is listed which, on the date of this Agreement, is The Nasdaq Capital Market.

“Psyop, Inc.” means Psyop, Inc., a New York corporation.

“Psyop, Inc. Merger Agreement” is defined in the Preamble.

“Psyop Services” means Psyop Services, LLC, a New York limited liability company.

“Psyop Services Member Consent” is defined in the Preamble.

Sched. A-2

“Public Disclosure” means disclosure in a press release reported by a national news service or in a document publicly filed with or furnished to the Commission by the Company pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

“Registrable Securities” means the shares of Common Stock issued to the Stockholders pursuant to the Contribution Agreement, but excluding any such shares of Common Stock then eligible for resale under Rule 144 or that are registered on a registration statement on Form S-8 (or any successor form). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement registering such securities under the Securities Act has been declared effective and such securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement or (b) such securities have been transferred in a transaction in which the registration rights relating thereto cannot be assigned to the transferee in accordance with Section 7.10.

“Registration” is defined in Section 7.1(a).

“Registration Expenses” is defined in Section 7.5(b)(i).

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto.

“Second Release Date” is defined in Section 6.1(b)(iii).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Securities Laws” means the Securities Act, the Exchange Act and the rules of any exchange on which the Common Stock is trading.

“Shelf Registration” is defined in Section 7.2(a).

“Stockholders” is defined in the Preamble.

“Suspension Period” is defined in Section 7.2(c).

“Third Release Date” is defined in Section 6.1(b)(iv).

“Transfer” is defined in Section 6.1(a). “Transferred” shall have the correlative meaning.

Sched. A-3